UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2024

PUREBASE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55517	27-2060863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8631 State Hwy, 124

Ione, CA 95640

(Address of principal executive offices)

(209) 274-9143

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

As of January 31, 2024, Purebase Corporation, a Nevada corporation (the “Company”), issued an aggregate of 8,877,923 shares of the Company’s common stock (the “Conversion Shares”) to U.S. Mine Corp., a Nevada corporation, and an affiliate of the Company (“USMC”), in connection with USMC’s election to convert all amounts due under certain convertible notes of the Corporation held by USMC, in the aggregate principal amount of $1,525,676.42, with accrued and unpaid interest in the aggregate amount of $87,210.83, as follows:

●	USMC converted 5% unsecured convertible promissory notes of the Company (“2022 Notes”), at a conversion price of $0.39 per share, with fractional shares being rounded up to the nearest whole share, as follows: (i) a 2022 Note issued on August 30, 2022, in the principal amount of $470,861.70, with accrued and unpaid interest in the amount of $33,476.34, was converted into a total of 1,293,175 Conversion Shares, (ii) a 2022 Note issued on November 29, 2022, in the principal amount of $140,027.17, with accrued and unpaid interest in the amount of $8,209.82, was converted into a total of 380,095 Conversion Shares, and (iii) a 2022 Note issued on February 28, 2023, in the principal amount of $308,319.71, with accrued and unpaid interest in the amount of $14,233.38, was converted into a total of 827,060 Conversion Shares; and

●	USMC converted 8% Unsecured Convertible Promissory Notes of the Company (“2023 Notes” and, together with the 2022 Notes, the “Convertible Notes”), at a conversion price of $0.10 per share, with fractional shares being rounded up to the nearest whole share, as follows: (i) a 2023 Note issued on May 31, 2023, in the principal amount of $412,532.97, with accrued and unpaid interest in the amount of $22,152.45, was converted into a total of 4,346,855 Conversion Shares, and (ii) a 2023 Note issued on June 30, 2023, in the principal amount of $193,934.87, with accrued and unpaid interest in the amount of $9,138.84, was converted into a total of 2,030,738 Conversion Shares.

Upon the issuance to USMC of the Conversion Shares, the entire amounts due by the Company to USMC under the Convertible Notes were deemed to be paid-in-full and cancelled, and the Company has no further obligation to USMC with respect thereto.

A. Scott Dockter, the chief executive officer and a director and shareholder of the Company, and John Bremer, a director and shareholder of the Company, are also officers, directors, and shareholders of USMC. In addition, Craig Barto, who is the father of Brady Barto, a director of the Company, is also an officer, director, and shareholder of USMC.

The issuances of the Conversion Shares are exempt from registration under Section 4(a)(2) and/or Rule 506(b) of Regulation D as promulgated by the SEC under the Securities Act, as transactions by an issuer not involving any public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PUREBASE CORPORATION

Dated: February 15, 2024	By:	/s/ A. Scott Dockter
A. Scott Dockter
Chief Executive Officer